Exhibit 10.24

MICROSTRATEGY INCORPORATED

Amended and Restated 1999 Stock Option Plan

STOCK OPTION AGREEMENT

FOR NON-EMPLOYEE DIRECTORS

Unless otherwise defined herein, the terms defined in the MicroStrategy Incorporated Amended and Restated 1999 Stock Option Plan, as may be amended (the “Plan”), shall have the same defined meanings in this Option Agreement.

1.	Grant of Option.

Participant:	Jonathan J. Ledecky
Address:	c/o Amy Paladini
The Ledecky Foundation
901 – 15th Street, NW, Suite 950
Washington, DC 20005

You have been granted an option to purchase shares of Class A Common Stock of MicroStrategy Incorporated, subject to the terms and conditions of the Plan and this Option Agreement, as follows:

Grant Number:	015580

Date of Grant:	June 9, 2003

Fair Market Value, Date of Grant (per share):	$39.85

Exercise Price per Share:	$39.85

Total Number of Shares subject to Option:	17,000

Total Exercise Price:	$677,450.00

Type of Option:	Non-Qualified Stock Option

Expiration Date:	June 9, 2008

Except as otherwise indicated by the context, the term “you”, as used in this option, shall be deemed to include any person who acquires the right to exercise this option validly under its terms.

2.	Vesting Schedule.

As used herein, the term “vested” shall mean that portion of this option that is exercisable. This option shall vest in full on the Date of Grant. The right of exercise shall be cumulative so that if you do not exercise this option to the maximum extent permissible in any period, it shall continue to be exercisable, in whole or in part, with respect to all vested shares until the earlier of the Expiration Date or the termination of this option under Section 3 below or under the Plan.

3.	Exercise of Option.

(a) Form of Exercise. To exercise this option, you must sign an Exercise Notice in the form attached hereto as Exhibit A and deliver the Exercise Notice to the Company at its principal office, accompanied by a copy of this Option Agreement and payment in full for the shares in the manner provided in the Plan. You may purchase less than the number of shares covered under this Option Agreement, but may not partially exercise this option for any fractional share or for fewer than ten whole shares. This option shall be deemed to be exercised when the Company receives your fully-executed Exercise Notice, a copy of this Stock Option Agreement, and payment in full for the shares in the manner provided in the Plan. Notwithstanding the foregoing, if authorized by the Company you may exercise this option under a Company approved broker-assisted exercise program. In such case you shall be required to properly complete a notice of exercise provided by the Company under the broker-assisted exercise program, which may be in electronic form, in lieu of the Exercise Notice attached as Exhibit A, and to comply with the exercise procedures established by the Company for the broker-assisted exercise program, which procedures may vary from those set forth in this subsection 3(a).

(b) Continuous Relationship with the Company Required. [intentionally omitted]

(c) Termination of Relationship with the Company. [intentionally omitted]

(d) Exercise Period upon Death. If you die prior to the Expiration Date, then your estate shall be entitled to exercise this option within two (2) years following the date of your death. At the end of this two-year period, this option shall terminate. Notwithstanding the above, in no event shall this option be exercisable after the Expiration Date.

(e) Compliance with Agreements Required. If you violate the terms of any employment agreement, non-competition agreement, non-solicitation agreement, confidentiality agreement, non-disclosure agreement, intellectual property agreement, or any other agreement or contract between you and the Company, your right to exercise this option shall terminate immediately upon such violation.

(f) Discharge for Cause. [intentionally omitted]

4.	Withholding.

No shares will be issued to you upon exercise of this option unless and until you pay to the Company, or make provision satisfactory to the Company for payment of, any federal, state, or local withholding taxes required by law to be withheld with respect to this option.

5.	Non-Transferability of Options.

You shall not sell, pledge, assign or transfer this option in any manner other than by a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder (“QDRO”) or by will or the laws of descent and distribution unless and until this option has been exercised, or the shares underlying this option have been issued, and all restrictions applicable to such shares have lapsed; provided, however, you may transfer this option to a Permitted Transferee (as defined below) to the extent permitted by any applicable law or regulations and subject to the following terms and conditions:

(a) If you transfer this option to a Permitted Transferee, (i) the Permitted Transferee shall not assign or transfer the option other than by a QDRO or by will or the laws of descent and distribution and (ii) the option shall continue to be subject to all the terms and conditions of the option as applicable to you (other than the ability to further transfer the option).

(b) You and the Permitted Transferee shall execute any and all documents reasonably requested by the Company’s Board of Directors, including without limitation documents to (i) confirm the status of the transferee as a Permitted Transferee, (ii) satisfy any requirements for an exemption for the transfer under applicable federal and state securities laws and (iii) evidence the transfer.

(c) Shares of Class A Common Stock acquired by a Permitted Transferee through exercise of this option may not be transferred, nor will any assignee or transferee thereof be recognized as an owner of such shares of Class A Common Stock for any purpose, unless a registration statement under the Securities Act of 1933, as amended, and any applicable state securities act with respect to such shares shall then be in effect or unless the availability of an exemption from registration with respect to any proposed transfer or disposition of such shares shall be established to the satisfaction of counsel for the Company.

As used in this Section 5, “Permitted Transferee” shall mean (i) one or more of the following members of your family: spouse, former spouse, child (whether natural or adopted), stepchild, or any other lineal descendant of yours; (ii) a trust, partnership or other entity established and existing for the sole benefit of, or under the sole control of, you and/or one or more of the above-referenced members of your family; or (iii) any other transferee specifically approved by the Company’s Board of Directors after taking into account any state or federal tax or securities laws applicable to transferable options.

No interest or right in this option shall be liable for the debts, contracts or engagements of the holder thereof or his successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition of an interest or right in this option shall be null and void and of no effect, except to the extent that such disposition is permitted by the preceding provisions of this Section 5. Except as specifically provided in Section 3(d) or in this Section 5, this option shall be exercised only by you.

6.	Provisions of the Plan.

This option is subject to the provisions of the Plan. In the event of a conflict between the provisions of the Plan and this Option Agreement, the Plan shall govern.

7.	Data Privacy.

In order to administer the Plan, the Company may process personal data about you. Such data includes but is not limited to the information provided in this Option Agreement and any changes thereto, other appropriate personal and financial data about you such as home address and business addresses and other contact information, payroll information and any other information that might be deemed appropriate by the Company to facilitate the administration of the Plan. By accepting this option, you give explicit consent to the Company to process any such personal data. You also give explicit consent to the Company to transfer any such personal data outside or within the country in which you work or are employed, including, with respect to non-U.S. resident Participant, to the United States, to transferees who shall include the Company, a broker retained by you or the Company for the purpose of assisting with an exercise of options and other persons who are designated by the Company to administer or assist with the implementation, administration or management of the Plan. You may object to the collection, use, processing or transfer of such data by notifying the General Counsel of the Company in writing. You understand that such objection may impair your ability to participate in the Plan.

8.	Entire Agreement; Governing Law.

The Plan, this Option Agreement, and the attached Exercise Notice constitute the entire agreement of the parties and supersede in their entirety all prior undertakings and agreements of the Company and you with respect to the subject matter hereof. The entire agreement shall be governed by the laws of the State of Delaware without giving effect to any choice or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of laws of any jurisdictions other than those of the State of Delaware.

IN WITNESS HEREOF, the Company has caused this option to be executed by its duly authorized officer. This option shall take effect as a sealed instrument.

MICROSTRATEGY INCORPORATED

By:	/s/ Michael J. Saylor
Title:	Michael J. Saylor Chairman & CEO

PARTICIPANT’S ACCEPTANCE

The undersigned hereby accepts the foregoing Option Agreement and agrees to the terms and conditions thereof. The undersigned hereby acknowledges receiving a copy of the Plan. The undersigned has reviewed the Plan and this Option Agreement in their entirety, has had an opportunity to obtain the advice of counsel before executing this Option Agreement and fully understands all provisions of the Plan and this Option Agreement. The undersigned hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Company upon any questions relating to the Plan and Option Agreement.

PARTICIPANT:

/s/ Jonathan J. Ledecky

Signature

Jonathan J. Ledecky

Print Name

CONSENT OF SPOUSE

The undersigned spouse of the Participant has read and hereby approves the terms and conditions of the Plan and this Option Agreement. In consideration of the Company’s granting his or her spouse the right to purchase shares as set forth in the Plan and this Option Agreement, the undersigned hereby agrees to be irrevocably bound by the terms and conditions of the Plan and this Option Agreement and further agrees that any community property interest shall be similarly bound. The undersigned hereby appoints the undersigned’s spouse as attorney-in-fact for the undersigned with respect to any amendment or exercise of rights under the Plan or this Option Agreement.

SPOUSE OF PARTICIPANT:

Signature

Print Name

EXHIBIT A TO THE STOCK OPTION AGREEMENT

MICROSTRATEGY INCORPORATED

Amended and Restated 1999 Stock Option Plan

EXERCISE NOTICE

MicroStrategy Incorporated

1861 International Drive

McLean, VA 22102

Attention: Stock Option Administrator

1. Exercise of Option. Effective as of today,                             , 20        , I,                                          (“Purchaser”), hereby elect to purchase                      shares (the “Shares”) of the Class A Common Stock of MicroStrategy Incorporated (the “Company”) under and pursuant to the MicroStrategy Incorporated Amended and Restated 1999 Stock Option Plan, as may be amended (the “Plan”), and the Stock Option Agreement applicable to the stock option grant referenced below (the “Option Agreement”):

Grant Number	Date of Grant	Number of Shares Being Exercised	Exercise Price Per Share	Aggregate Exercise Price
			$	$

2. Delivery of Payment. Purchaser herewith delivers to the Company the full purchase price for the Shares.

3. Representations of Purchaser. Purchaser acknowledges that Purchaser has received, read and understood the Plan and the Option Agreement and agrees to abide by and be bound by their terms and conditions.

4. Rights as Stockholder. Subject to the terms and conditions of the Plan, the Option Agreement, and this Exercise Notice, Purchaser shall have all of the rights of a stockholder of the Company with respect to the Shares from and after the date the stock certificate evidencing such Shares is issued, as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company.

5. Tax Consultation. Purchaser understands that Purchaser may suffer adverse tax consequences as a result of Purchaser’s purchase or disposition of the Shares. Purchaser represents that Purchaser has consulted with any tax consultants Purchaser deems advisable in connection with the purchase or disposition of the Shares and that Purchaser is not relying on the Company for any tax advice.

6. Interpretation. Any dispute regarding the interpretation of the Plan, the Option Agreement, or this Exercise Notice shall be submitted by Purchaser or by the Company forthwith to the

Company’s Board of Directors or the committee thereof that administers the Plan, which shall review such dispute at its next regular meeting. The resolution of such a dispute by the Board or committee shall be final and binding on the Company and on Purchaser.

7. Entire Agreement; Governing Law. The Plan, the Option Agreement, and this Exercise Notice constitute the entire agreement of the parties and supersede in their entirety all prior undertakings and agreements of the Company and Purchaser with respect to the subject matter hereof. The entire agreement shall be governed by the laws of the State of Delaware without giving effect to any choice or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of laws of any jurisdictions other than those of the State of Delaware.

Submitted by:	Accepted by:

PURCHASER:	MicroStrategy Incorporated

By:
Signature		Michael J. Saylor

	Title:	Chairman & CEO
Print Name

Address:
Tax I.D. Number	1861 International Drive McLean, VA 22102

Address

City, State, Zip Country

Brokerage Account Information (voluntary)*

*       This section will also need to be completed if you would like your shares to be wired directly to your brokerage account, which generally takes a few business days. If you do not supply brokerage account information, your stock certificate will be mailed to you. Please note that it can take several weeks before you receive shares by mail.

Broker Name

Broker DTC Number

Account Number